UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2016

INVESTORS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36441	46-4702118
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 924-5100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 24, 2016, the management of Investors Bancorp, Inc. will utilize a slide presentation at its Annual Meeting of Stockholders. A copy of the slide presentation can be found on the Company’s website at www. myinvestorsbank.com under the “Investor Relations” section.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Investors Bancorp, Inc. Annual Meeting Presentation dated May 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: May 24, 2016	By:	/s/ Kevin Cummings
	Name:	Kevin Cummings
	Title:	President and Chief Executive Officer

EXHIBIT LIST

Exhibit No.	Description

Exhibit 99.1	Investors Bancorp, Inc. Annual Meeting Presentation dated May 24, 2016.